Exhibit 99.6

PATENT AND TRADEMARK SECURITY AGREEMENT

This PATENT AND TRADEMARK SECURITY AGREEMENT (the “Security Agreement”) dated as of September 7, 2005 (the “Effective Date”), is executed by i2 TELECOM INTERNATIONAL, INC., a Washington corporation (“i2(WA)”), and i2 TELECOM INTERNATIONAL, INC., a Delaware corporation (“i2(DE)”)(collectively, i2(WA) and i2(DE) are referred to as the “Borrowers” and individually as a “Borrower”), in favor of TROON & CO., an Indiana general partnership (in its individual capacity “Troon”) for itself, as a lender, and as agent for other lenders that now are or hereafter become parties to the Loan Agreement (defined below) (“Agent”). Troon and such other lenders are individually referred to as a “Lender” and collectively as the “Lenders.”

RECITALS

A. The Borrowers and the Lenders have entered into that certain Loan and Security Agreement dated the Effective Date (the “Loan Agreement”). All capitalized terms not otherwise defined herein will have the meanings ascribed to them in the Loan Agreement, the applicable provisions of which are incorporated herein by this reference.

B. The Borrowers have determined that it is in their best interests to enter into the Loan Agreement. The Lenders, however, will not enter into the Loan Agreement unless the Borrowers execute and deliver this Security Agreement and pledge to the Agent and grant to the Agent, for the benefit of the Agent and the Lenders, a security interest in the Pledged Collateral (as defined herein) in order to secure the payment and performance by the Borrowers of the Liabilities.

CLAUSES

To induce the Agent to enter into the Loan Agreement, the Borrowers hereby agree as follows:

1. Grant of Security Interests. To secure the complete and timely payment and satisfaction of the Liabilities, the Borrowers, jointly and severally, hereby grant to the Agent, for the benefit of the Agent and the Lenders, a continuing first priority and perfected security interest in all of the following property of Borrowers (collectively, the “Pledged Collateral”), whether now owned or existing or hereafter acquired:

(a) Trademarks, service marks, assumed or fictitious trade names, trade styles, logos, other business identifiers, prints and labels on which any of the foregoing have appeared or appear, all registrations and recordings thereof and all applications in connection therewith, including, without limitation, those listed on Exhibit A attached hereto; and (i) all renewals thereof, (ii) all income, royalties, damages and payments now or hereafter due or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing, (iii) the right to sue for past, present and future infringements of any of the foregoing and (iv) the goodwill of Borrowers’ business symbolized by the foregoing and connected therewith (all of the foregoing in this subsection (a) are collectively referred to as the “Trademarks”);

(b) Copyrights, whether or not the underlying works of authorship have been published, all registrations and recordings thereof and all applications in connection therewith, including, without limitation, the copyrights listed on Exhibit B attached hereto; and (i) all renewals thereof, (ii) all income, royalties, damages and payments now or hereafter due or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and (iii) the right to sue for past, present and future infringements of any of the foregoing (all of the foregoing in this subsection (b) are collectively referred to as the “Copyrights”);

(c) Patents and patent applications, including, without limitation, the patents listed on Exhibit C attached hereto; and (i) all renewals thereof, (ii) all income, royalties, damages and payments now or hereafter due or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and (iii) the right to sue for past, present and future infringements of any of the foregoing (all of the foregoing in this subsection (c) are collectively referred to as the “Patents”); and

(d) Rights under and interests in all trademark license agreements, service mark license agreements (together with any goodwill connected with and symbolized by any such trademark license agreements or service mark license agreements) and patent license agreements with any other party, whether a Borrower is a licensee or licensor under any such license agreement, including, without limitation, those license agreements listed on Exhibit D attached hereto, but excluding any license agreement if (and solely to the extent and for so long as) such license agreement expressly prohibits the Borrower from granting any Lien thereon (all of the foregoing in this subsection (d) are collectively referred to as the “Licenses”).

2. Warranties and Representations. Each Borrower, jointly and severally, represents and warrants to the Agent that:

(a) None of the Pledged Collateral has been adjudged invalid or unenforceable by a court of competent jurisdiction nor has any such Pledged Collateral been cancelled in whole or in part and each such Trademark, Copyright, Patent and License is presently subsisting;

(b) The Borrowers, respectively, are the sole and exclusive owners of the entire and unencumbered right, title and interest in and to the Pledged Collateral, free and clear of any Liens, charges and encumbrances, including without limitation, shop rights and covenants by a Borrower not to sue third persons;

(c) The Borrowers have no notice of any suits or actions commenced or, to the Borrowers’ knowledge, threatened with reference to the Pledged Collateral; and

(d) The Borrowers have the unqualified right to execute and deliver this Security Agreement and perform in accordance with its terms.

3. Restrictions on Future Agreements. Until the Liabilities are paid in full and the Loan Documents have been terminated, other than in the ordinary and regular course of business for fair value, the Borrowers will not, without the prior written consent of the Agent (which consent will not be unreasonably withheld, conditioned or delayed), sell, assign or license their interest in the Pledged Collateral or enter into any other agreement with respect to the Pledged Collateral which would affect the validity or enforcement of the rights transferred to the Agent under this Security Agreement.

4. New Trademarks, Copyrights, Patents and Licenses. Each Borrower, jointly and severally, represents and warrants to the Agent that, based on a diligent investigation by the Borrowers, the Trademarks listed on Exhibit A, the Copyrights listed on Exhibit B, the Patents listed on Exhibit C and the Licenses listed on Exhibit D constitute all of the Trademarks, Copyrights, Patents and Licenses now owned by any Borrower. If, before the Liabilities are paid in full or before the Loan Documents have been terminated, any Borrower (a) becomes aware of any existing Trademark, Copyright, Patents or License of which the Borrowers have not previously informed the Agent or (b) becomes entitled to the benefit of any Trademark, Copyright, Patents or License which benefit is not in existence on the date hereof, then the provisions of this Security Agreement will automatically apply thereto and the Borrowers will give to Lender prompt written notice thereof. The Borrowers hereby authorize the Agent to modify this Security Agreement by amending the Exhibits hereto to include any such Trademark, Copyright, Patent or License and to file a duplicate original of this Security Agreement containing the amended Exhibits.

5. Term. The term of this Security Agreement will extend until the Liabilities are paid in full and the Loan Documents have been terminated. Upon the occurrence of an Event of Default, the use by the Agent of the Pledged Collateral will be worldwide and without any liability for royalties or other related charges from the Agent or any Lender to any Borrower.

6. Product Quality. The Borrowers will maintain the quality of any and all products in connection with which the Pledged Collateral is used, consistent with commercially reasonable business practices. Upon the occurrence of an Event of Default, the Agent, or a conservator or receiver appointed by the Agent, will have the right to establish such additional product quality controls as the Agent, or such conservator or receiver in its reasonable judgment, may deem necessary to assure maintenance of the quality of products in connection with which the Pledged Collateral is used.

7. Release of Security Agreement. This Security Agreement is made for collateral purposes only. Upon payment in full of the Liabilities and termination of the Loan Agreement, the Agent shall promptly execute and deliver to Borrowers, at Borrowers’ expense, all termination statements and other instruments as may be necessary or proper to terminate Lenders’ security interests created hereby and pursuant to the Loan Documents.

8. Expenses. All reasonable expenses incurred in connection with the performance of any of the agreements set forth herein will be borne by the Borrowers. All fees, costs and expenses, of whatever kind or nature, including reasonable attorneys’ fees and legal expenses, incurred by the Agent and the Lenders in connection with the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, reasonable counsel fees and expenses, maintenance fees, encumbrances or otherwise in protecting, maintaining or preserving the Pledged Collateral or in defending or prosecuting any actions or proceedings arising out of or related to the Pledged Collateral will be borne by and paid by the Borrowers and until paid will constitute Liabilities.

9. Duties of Borrowers. The Borrowers will (a) diligently file and prosecute all pending applications relating to the Pledged Collateral, (b) preserve and maintain all rights in the Pledged Collateral and (c) ensure that the Pledged Collateral is and remains enforceable. Notwithstanding the foregoing to the contrary, the Borrowers will not be obligated to perform the duties set forth in the foregoing subsections (a) through (c) of this Section 9 if the Borrowers determine in their reasonable discretion that such duties are not practical and that the applicable Pledged Collateral is not of material benefit or does not have material value to the Borrowers. Any expenses incurred under this Section 9 will be borne by the Borrowers.

10. Lender’s Right to Sue. After the occurrence of an Event of Default and the continuance thereof, the Agent will have the right, but will in no way be obligated, to bring suit in its own name to enforce the Pledged Collateral and, if the Agent commences any such suit, the Borrowers will, at the request of the Agent, do any and all lawful acts and execute any and all proper documents required by the Agent in aid of such enforcement and the Borrowers will promptly, upon demand, reimburse and indemnify the Agent and the Lenders for all documented costs and expenses incurred in the exercise of its rights under this Section 10, including, without limitation, reasonable attorney’s fees and expenses.

11. Waivers. No course of dealing between the Borrowers and the Agent or Lenders, nor any failure to exercise, nor any delay in exercising, on the part of the Agent or Lenders, any right, power or privilege hereunder or under the Loan Documents will operate as a waiver thereof; nor will any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

12. Modification. No amendment, modification, termination, discharge or waiver of any provision of this Security Agreement or consent to any departure by the Borrowers therefrom, shall in any event be effective, except as specifically provided in paragraph 4 hereof, unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only for the specific purpose for which given.

13. Cumulative Remedies; Power of Attorney; Effect on Loan Documents. All of the Agent’s rights and remedies with respect to the Pledged Collateral, whether established hereby, by the Loan Documents, by any other agreements or by law will be cumulative and may be exercised singularly or concurrently. Each Borrower hereby irrevocably designates, constitutes and appoints the Agent (and authorizes the Agent to make, constitute and appoint any officer or agent of the Agent as the Agent may select in its sole discretion) as the Borrower’s true and lawful attorney-in-fact with power, upon the occurrence and during the continuance of an Event of Default, and subject to any applicable limitations or restrictions on the Borrowers’ rights in the Pledged Collateral to: (a) endorse the Borrowers’ names on all applications, documents, papers and instruments necessary or desirable for the Agent in the use of the Pledged Collateral; (b) take any other actions with respect to the Pledged Collateral as the Agent deems to be in its best interests; (c) grant or issue any exclusive or non-exclusive license under the Pledged Collateral to anyone on commercially reasonable terms; or (d) assign, pledge, convey or otherwise transfer title in or dispose of any Pledged Collateral to anyone on commercially reasonable terms. The Borrowers hereby ratify all that such attorney will lawfully do or cause to be done by virtue hereof. This power of attorney will be irrevocable until the Liabilities will have been paid in full and the Loan Agreement has been terminated. The Borrowers acknowledge and agree that this Security Agreement is not intended to limit or restrict in any way the rights and remedies of the Agent under the Loan Agreement but rather is intended to facilitate the exercise of such rights and remedies. The Agent will have, in addition to all other rights and remedies given it by the terms of this Security Agreement and the Loan Agreement, all rights and remedies allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in the applicable jurisdiction, from time to time.

14. Binding Effect; Benefits. This Security Agreement will become effective upon execution by the Borrowers and the Agent. If this Security Agreement is not dated or contains any blanks when executed by the Borrowers, the Agent is hereby authorized, without notice to the Borrowers, to date this Security Agreement as of the date when it was executed by the Borrowers, and to complete any such blanks according to the terms upon which this Security Agreement is executed. This Security Agreement will be binding upon the Borrowers and their respective successors and assigns, and will inure to the benefit of the Agent and the Lenders, their successors, nominees and assigns.

15. Enforceability. Wherever possible, each provision of this Security Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by, unenforceable or invalid under any jurisdiction, such provision will as to such jurisdiction, be severable and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Security Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

16. Survival. All covenants, agreements, representations and warranties made by the Borrowers herein will, notwithstanding any investigation by the Agent, be deemed material and relied upon by the Agent and the Lenders and shall survive the making and execution of this Security Agreement and the Loan Agreement and the issuance of the Term Notes, and shall be deemed to be continuing representations and warranties until such time as the Borrowers have fulfilled all of their Liabilities to the Agent, and the Agent has been paid in full. The Lenders, in extending financial accommodations to the Borrowers, are expressly acting and relying on the aforesaid representations and warranties.

17. Governing Law. This Security Agreement will be delivered and accepted in and will be deemed to be a contract made under and governed by the internal laws of the State of Delaware, and for all purposes will be construed in accordance with the laws of such State, without giving effect to the choice of law provisions of such State.

18. WAIVER OF JURY TRIAL. THE AGENT AND THE BORROWERS, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES IRREVOCABLY, THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION

WITH THIS SECURITY AGREEMENT, THE PLEDGED COLLATERAL, OR ANY OTHER AGREEMENT EXECUTED OR CONTEMPLATED TO BE EXECUTED IN CONJUNCTION WITH THIS SECURITY AGREEMENT, OR ANY COURSE OF CONDUCT OR COURSE OF DEALING IN WHICH THE AGENT AND THE BORROWERS ARE ADVERSE PARTIES. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT GRANTING ANY FINANCIAL ACCOMMODATION TO THE BORROWERS.

19. LITIGATION. TO INDUCE THE AGENT TO MAKE THE LOANS, THE BORROWERS IRREVOCABLY AGREE THAT ALL ACTIONS ARISING, DIRECTLY OR INDIRECTLY, AS A RESULT OR CONSEQUENCE OF THIS SECURITY AGREEMENT, ANY OTHER AGREEMENT WITH THE AGENT OR THE PLEDGED COLLATERAL, SHALL BE INSTITUTED AND LITIGATED ONLY IN COURTS HAVING THEIR SITUS IN ST. JOSEPH COUNTY, INDIANA. EACH BORROWER HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT HAVING ITS SITUS IN SAID COUNTY, AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS. EACH BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE BORROWER TO THE ADDRESS SET FORTH IN THE LOAN AGREEMENT, IN THE MANNER PROVIDED BY APPLICABLE STATUTE, LAW, RULE OF COURT OR OTHERWISE.

20. Headings. Section headings used herein are for convenience only and will not modify the provisions which they precede.

21. Further Assurances. Each Borrower agrees to execute and deliver such further agreements, instruments and documents, and to perform such further acts, as the Agent will reasonably request from time to time in order to carry out the purpose of this Security Agreement and agreements set forth herein.

22. Counterparts. This Security Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Borrowers have executed this Security Agreement as of the date first above written.

i2 TELECOM INTERNATIONAL, INC., a Washington corporation

By:	/s/ Paul R. Arena
Name:	Paul R. Arena
Title:	CEO

i2 TELECOM INTERNATIONAL, INC., a Delaware corporation

By:	/s/ Paul R. Arena
Name:	/s/ Paul R. Arena
Title:	CEO

TROON & CO., an Indiana general partnership, as Agent

By:
Name:
Title:

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